                                                                   EXHIBIT 24(b)

                                POWER OF ATTORNEY


      Each of the undersigned does hereby appoint Celia A. Colbert and Kenneth
C. Frazier, and each of them severally, to be his or her true and lawful attorney or attorneys to execute on behalf of the undersigned (whether on behalf of Merck & Co., Inc., or as an officer or director thereof, or by attesting the seal of the Company, or otherwise) a Registration Statement in connection with the registration under the Securities Act of 1933, as amended, of deferred compensation obligations and shares of Common Stock of Merck & Co., Inc. which may be distributed under Merck & Co., Inc. Deferral Program covered by this Registration Statement, including amendments thereof and all other documents in connection therewith.

      IN WITNESS WHEREOF, this instrument has been duly executed as of the 26th day of November 2002.

                                             MERCK & CO., INC.


                                       By:   /s/ Raymond V. Gilmartin
                                             --------------------------------
                                             Raymond V. Gilmartin
                                             Chairman of the Board, President
                                             & Chief Executive Officer; Director


                                             /s/ Judy C. Lewent
                                             -----------------------------------
                                             Judy C. Lewent
                                             Executive Vice President & Chief
                                             Financial Officer
                                             (Principal Financial Officer)


                                             /s/ Richard C. Henriques, Jr.
                                             -----------------------------------
                                             Richard C. Henriques, Jr.
                                             Vice President, Controller
                                             (Principal Accounting Officer)
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                                    DIRECTORS

/s/ Lawrence A. Bossidy                       /s/ Heidi G. Miller
------------------------------------          ---------------------------
Lawrence A. Bossidy                           Heidi G. Miller



/s/ William G. Bowen                          /s/ Edward M. Scolnick
------------------------------------          ---------------------------
William G. Bowen                              Edward M. Scolnick



                                              /s/ Thomas E. Shenk
------------------------------------          ---------------------------
Johnnetta B. Cole                             Thomas E. Shenk



/s/ William M. Daley                          /s/ Anne M. Tatlock
------------------------------------          ---------------------------
William M. Daley                              Anne M. Tatlock



/s/ William B. Harrison, Jr.                  /s/ Samuel O. Thier
------------------------------------          ---------------------------
William B. Harrison, Jr.                      Samuel O. Thier



/s/ William N. Kelley
------------------------------------
William N. Kelley